Exhibit 10.1

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of February 8,2006, by and among AMERICAN TIRE DISTRIBUTORS, INC., a Delaware corporation and successor by merger to ATD Mergersub, Inc. (“American Tire”), THE SPEED MERCHANT, INC., a California corporation (“Speed Merchant”), T.O. HAAS HOLDING CO., INC., a Nebraska corporation (“Haas Holding”), T.O. HAAS TIRE COMPANY, INC., a Nebraska corporation (“Haas Tire”), TEXAS MARKET TIRE HOLDINGS I, INC., a Texas corporation (“Texas Holdings”), TEXAS MARKET TIRE, INC., a Texas corporation d/b/a BIG STATE TIRE SUPPLY (“Big State”), TARGET TIRE, INC., a North Carolina corporation (“Target”), WHOLESALE TIRE DISTRIBUTORS, INC., a Utah corporation (“WTD Utah”), WHOLESALE TIRE DISTRIBUTORS OF WYOMING, INC., a Wyoming corporation (“WTD Wyoming”), WHOLESALE TIRE DISTRIBUTORS OF IDAHO, INC., an Idaho corporation (“WTD Idaho”) and FARM TIRE & SUPPLY CO., INC., a Utah corporation (“Farm Tire”; American Tire, Speed Merchant, Haas Holding, Haas Tire, Texas Holdings, Big State, Target, WTD Utah, WTD Wyoming, WTD Idaho and Farm Tire are collectively referred to herein as “Borrowers” and each individually as a “Borrower”); the Lenders party to this Amendment (the “Lenders”); WACHOVIA BANK, NATIONAL ASSOCIATION and GENERAL ELECTRIC CAPITAL CORPORATION, in their capacity as Co-Syndication Agents (collectively the “Co-Syndication Agents”); THE CIT GROUP/BUSINESS CREDIT, INC., in its capacity as Documentation Agent (the “Documentation Agent”); and BANK OF AMERICA, N.A., in its capacity as administrative and collateral agent for the Lenders (the “Administrative Agent”).

Recitals:

Administrative Agent, Co-Syndication Agents, Documentation Agent, Lenders and Borrowers are parties to that certain Fourth Amended and Restated Loan and Security Agreement dated as of March 31, 2005, as amended by that certain First Amendment to Fourth Amended and Restated Loan and Security Agreement dated as of October 3, 2005, and as supplemented by that certain Joinder Agreement and Supplement to Loan Agreement dated as of September 25,2005 and effective as of November 3, 2005, and as amended by that certain Second Amendment to Fourth Amended and Restated Loan and Security Agreement dated as of December 30,2005 (as amended, the “Loan Agreement”), pursuant to which Lenders have made certain revolving credit loans to Borrowers.

The parties desire to amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1) Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2) Amendment to Loan Agreement. The Loan Agreement is hereby amended by deleting Section 6.11 of the Loan Agreement and by substituting the following new Section 6.11 in lieu thereof:

6.11 Merfier of Subsidiaries. Unless otherwise agreed to by Administrative Agent in writing, the Borrowers shall cause the following mergers to occur within the time periods specified below:

(a) MergerCo shall merge with and into American Tire on the Closing Date, with American Tire being the surviving corporation after giving effect to such merger;

(b) On or before March 31, 2006, Haas Holding, Texas Holdings, Big State, Target, WTD Utah, WTD Wyoming, WTD Idaho and Farm Tire shall be merged with and into Speed Merchant with Speed Merchant being the surviving corporation after giving effect to such mergers;

(c) Except as otherwise provided in Section 6.11 (b) above or otherwise consented to by Administrative Agent in writing from time to time, within ninety (90) days after the joinder of any new Subsidiary pursuant to Section 6.8(b) hereof, the Borrowers shall cause each such Subsidiary to be merged with and into Speed Merchant, with Speed Merchant being the surviving corporation after giving effect to such merger; and

(d) Haas Tire shall not be required to merge with and into Speed Merchant pursuant to this Section 6.11 and shall remain as a Borrower under the Loan Agreement.

3) Ratification and Reaffirmation. Borrowers hereby ratify and reaffirm the Loan Agreement, each of the Loan Documents, and all debts, covenants, duties and obligations now or at any time or times hereafter owing to the Co-Syndication Agents, Documentation Agent, Administrative Agent and Lenders pursuant to the Loan Agreement or any of the Loan Documents.

4) Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrowers are legal, valid and binding obligations of Borrowers that are enforceable against Borrowers, both individually and jointly and severally, in accordance with the terms thereof; and all of the Secured Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower).

5) Representations and Warranties. Each Borrower represents and warrants to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of each Borrower and this Amendment has been duly executed and delivered by each Borrower; and all of the representations and warranties made by each Borrower in the Loan Agreement are true and correct on and as of the date hereof.

6) Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

7) Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

8) Expenses of Lender. Borrowers agree to pay, on demand, all reasonable costs and expenses actually incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Administrative Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

9) Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Administrative Agent and Required Lenders and shall be governed by and construed in accordance with the internal laws of the State of New York.

10) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11) No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

12) Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

13) Further Assurances. Borrowers agree to take such further actions as Administrative Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

14) Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

15) Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and have caused this Agreement to be delivered by their proper and duly authorized officers on the day and year first above written.

AMERICAN TIRE DISTRIBUTORS, INC.

By:	/s/ J. Michael Gaither
	Name:	J. Michael Gaither
	Title:	Executive Vice President

THE SPEED MERCHANT, INC.

By:	/s/ David L. Dyckman
	Name:	David L. Dyckman
	Title:	Vice President & CFO

T.O. HAAS HOLDING CO., INC.

By:	/s/ David L. Dyckman
	Name:	David L. Dyckman
	Title:	Vice President & CFO

T.O. HAAS TIRE COMPANY, INC.

By:	/s/ David L. Dyckman
	Name:	David L. Dyckman
	Title:	Vice President & CFO

TEXAS MARKET TIRE HOLDINGS I, INC.

By:	/s/ David L. Dyckman
	Name:	David L. Dyckman
	Title:	Vice President & CFO

TEXAS MARKET TIRE, INC., d/b/a Big State Tire Supply

By:	/s/ David L. Dyckman
	Name:	David L. Dyckman
	Title:	Vice President & CFO

TARGET TIRE, INC.

By:	/s/ David L. Dyckman
	Name:	David L. Dyckman
	Title:	Vice President & CFO

WHOLESALE TIRE DISTRIBUTORS, INC.

By:	/s/ David L. Dyckman
	Name:	David L. Dyckman
	Title:	Vice President & CFO

WHOLESALE TIRE DISTRIBUTORS OF WYOMING, INC.

By:	/s/ David L. Dyckman
	Name:	David L. Dyckman
	Title:	Vice President & CFO

WHOLESALE TIRE DISTRIBUTORS OF IDAHO, INC.

By:	/s/ David L. Dyckman
	Name:	David L. Dyckman
	Title:	Vice President & CFO

FARM TIRE & SUPPLY CO., INC.

By:	/s/ David L. Dyckman
	Name:	David L. Dyckman
	Title:	Vice President & CFO

BANK OF AMERICA, N.A., as Administrative Agent, Issuing Lender and a Lender

By:	/s/ Stephen Y. Mcgehee
	Name:	Stephen Y. Mcgehee
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co- Syndication Agent and a Lender

By:	/s/ Steven J Haas
	Name:	Steven J Haas
	Title:	Director

GENERAL ELECTRIC CAPITAL CORPORATION, as successor to Transamerica Business Capital Corporation, as Co-Syndication Agent and a Lender

By:	/s/ Marie G. Mollo
	Name:	Marie G. Mollo
	Title:	Duly Authorized Signatory

THE CIT GROUP/BUSINESS CREDIT, INC., as Documentation Agent and a Lender

By:	/s/ Carl Giordano
	Name:	Carl Giordano
	Title:	Assistant Vice President

LASALLE BANK MIDWEST NATIONAL ASSOCIATION (Formerly known as STANDARD FEDERAL BANK NATIONAL ASSOCIATION), as a Lender

By: LASALLE BUSINESS CREDIT, LLC, as
agent

By:	/s/ Roger D. Attix
	Name:	Roger D. Attix
	Title:	Vice President

CITIZENS LEASING CORPORATION, as assignee of The Royal Bank of Scotland, as a Lender

By:	/s/ Stephen D. Metts
	Name:	Stephen D. Metts
	Title:	Vice President